EXHIBIT 10.9.4
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          THIS INSTRUMENT AND THE OBLIGATIONS REPRESENTED THEREBY IS
          SUBORDINATE IN ALL RESPECTS TO CERTAIN OBLIGATIONS OF CHEMPOWER, INC. AND ITS SUBSIDIARIES TO FIRST NATIONAL BANK OF OHIO, INCLUDING A PROMISSORY NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $15,700,000 DATED AS OF FEBRUARY 28, 1997.

                                       GUARANTY
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                         THIS GUARANTY (this "Guaranty") is made as of this
          28th day of February, 1997, by AMERICAN ECO CORPORATION, an Ontario, Canada corporation ("Guarantor") in favor of TOOMAS J. KUKK, his executors, administrators, successors, or assigns, as Agent ("Agent") for TOOMAS J. KUKK and MARK L. ROCHESTER (jointly and severally, the "Principal Shareholders").


                                 W I T N E S S E T H:
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                         WHEREAS, pursuant to that certain Agreement and
          Plan of Merger by and among Guarantor, Sub Acquisition Corp. ("Merger Sub"), and Chempower, Inc., an Ohio corporation ("Chempower") dated as of September 10, 1996 (the "Merger Agreement"), Merger Sub has agreed to pay certain Merger Consideration (as defined in the Merger Agreement) to, among others, the Principal Shareholders; and

                         WHEREAS, pursuant to that certain Financing
          Agreement by and among Guarantor, Chempower, the Principal Shareholders and the Agent, of even date herewith (the "Financing Agreement"), Merger Sub's obligation to pay to the Principal Shareholders all or part of the Merger Consideration is evidenced by the Principal Shareholders' Note (as defined in the Financing Agreement); and

                         WHEREAS, the transactions contemplated by the Financing Agreement, including the issuance of the Principal Shareholders' Note, will inure to the benefit of Guarantor; and

                         WHEREAS, the execution and delivery of this Guaranty by the Guarantor is required by the Financing Agreement;

                         NOW, THEREFORE, for good and valuable
          consideration, the Guarantor agrees as follows:

                         1.   Definitions. Capitalized terms used and not
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          defined herein shall have the meaning given to them in the
          Financing Agreement. The term "Guaranteed Obligations shall mean the obligation of Chempower to pay all of the principal of, interest on and other indebtedness evidenced by the Principal Shareholders' Note and any and all other indebtedness of Chempower to the Agent pursuant to the terms of and transactions and agreements provided for in the Financing Agreement.

                         2.   Unconditional Guarantee. Guarantor hereby
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          represents and warrants to the Agent that it is the sole
          shareholder of Chempower and that it will receive substantial benefits in respect of the Financing Agreement. Guarantor hereby absolutely and unconditionally guarantees to the Agent, its successors and assigns:

                         (a) the punctual and full payment when due of all the Guaranteed Obligations; it being the intention of Guarantor that this Guaranty be an absolute, irrevocable, and unconditional guarantee of payment; and

                         (b) the performance and observance by Chempower of all its obligations, agreements, and covenants with the Agent under the Financing Agreement, the Principal Shareholders' Note, and the Security Agreement; the guarantee of such performance and observance to be absolute, irrevocable, and unconditional (the obligations, agreements, and covenants referred to in this subparagraph (b) also being included within and being a part of the Guaranteed Obligations).

                         Guarantor further agrees that its guarantee hereunder will not be discharged or affected by the fact that the Guaranteed Obligations or any of them shall be or become invalid or unenforceable for any reason. Guarantor represents and warrants to the Agent that it has full power, authority, and capacity to enter into and to fully perform all of its obligations under this Guaranty.

                         3.   Costs. In addition to its obligations under
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          Section 2 above, Guarantor agrees to pay all costs and expenses incurred by the Agent in the enforcement and/or collection of any and all of the Guaranteed Obligations, including, without limitation, reasonable attorneys' fees.

                         4.   Dealing with Guaranteed Obligations.
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          Guarantor hereby grants to the Agent full power and authority, and without notice to or the consent of Guarantor:

                         (a) to modify, supplement, or otherwise change any terms of the Guaranteed Obligations, from and after the occurrence of an Event of Default; to grant any extensions or renewals of the Guaranteed Obligations; to grant any other waiver or indulgence with respect to the Guaranteed Obligations; and to effect any release, compromise, or settlement with respect to the Guaranteed Obligations; and

                         (b) to accelerate the maturity of the Guaranteed Obligations from and after the occurrence of a default thereunder; to fail to set off any amounts owing by Chempower to the Agent; to waive or enter into any agreement of forbearance with respect to the Guaranteed Obligations; and to change the term of any such waiver or agreement of forbearance.

          No action which the Agent may take or fail to take pursuant to the foregoing powers shall operate to release or terminate this Guaranty or impose any liability on the Agent.

                         5.   The Agent Not Required to Pursue Chempower or
                              ---------------------------------------------
          Exhaust Collateral.  Guarantor hereby waives any right to require
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          payment of the Guaranteed Obligations by Chempower, or to require the Agent to proceed against any collateral or security for the Guaranteed Obligations, or to require any action or proceeding against Chempower on the Guaranteed Obligations, or otherwise to require the Agent to exhaust any and all remedies against Chempower or any other person before proceeding against Guarantor on this Guaranty.

                         6.   Waiver of Acceptance, Etc. Guarantor waives
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          acceptance and notice of acceptance hereof, presentment, demand, protest or other notice of any kind, promptness in commencing suit and/or giving notice to or in making any claim or demand upon it, and agrees that no act or omission of any kind on the part of the Agent shall in any event affect or impair this Guaranty.

                         7.   Notices. If the Agent desires to give notice
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          to Guarantor, such notice shall be deemed given when mailed, certified mail, return receipt requested, postage prepaid, addressed to Guarantor at 11011 Jones Road, Houston, Texas 77070, or to such other address as Guarantor may from time to time file in writing with the Agent for notices to it.

                         8.   Binding Effect. All of the terms, provisions,
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          and agreements of this Guaranty shall inure to the benefit of and be enforceable by the Agent, its successors and assigns, and shall be binding upon and be enforceable against Guarantor and its successors and assigns.

                         9.   No Right of Subrogation. Guarantor shall not
                              -----------------------
          have any right of reimbursement, subrogation, or setoff with respect to the Guaranteed Obligations unless and until the Agent shall have received payment in full of all Guaranteed
          Obligations.

                         10.  Reinstatement of Guaranty. This Guaranty
                              -------------------------
          shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Chempower with respect to the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Chempower or, upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, or any substantial part of its property, or otherwise, all as though such payments had not been made.

                         11.  Governing Law. This Guaranty is a contract
                              -------------
          entered into under and pursuant to the laws of the State of Ohio, and shall be in all respects governed, construed, applied and enforced in accordance with the laws of such state.

                         12.  Termination of Guaranty. This Guaranty shall
                              -----------------------
          remain in full force and effect until all Guaranteed Obligations have been paid and performed in full.

                         13.  Warrant of Attorney. Guarantor hereby
                              -------------------
          irrevocably authorizes any attorney-at-law to appear for Guarantor in an action on this Guaranty at any time after the same becomes due, whether by acceleration or otherwise, in any court of record in the State of Ohio or elsewhere and to waive the issuing of service of process against Guarantor and to confess judgment in favor of the Agent, its successors and assigns, and against Guarantor, for all amounts that may be due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution in respect of the judgment rendered. Guarantor hereby expressly (a) waives any conflict of interest in an attorney retained by the Agent confessing judgment against the Guarantor upon this Guaranty, and
          (b) consents to any attorney retained by the Agent receiving a legal fee or other value from the Agent for legal services rendered for confessing judgment against the Guarantor upon this Guaranty. The foregoing warrant of attorney shall survive any judgment, and if any judgment is vacated for any reason, the Agent may thereafter use the foregoing warrant of attorney to obtain additional judgment or judgments against Guarantor. A copy of this Guaranty, certified by the Agent, may be filed in any proceeding in place of filing the original as a warrant of attorney.

                        IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered to the Agent as of the date first above written.


          "WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE
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          AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY
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          BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS
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          OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY
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          CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED
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          GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE
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          AGREEMENT, OR ANY OTHER CAUSE."
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                                        AMERICAN ECO CORPORATION



                                        By:/s/Michael E. McGinnis
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                                           Name:Michael E. McGinnis
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                                           Title:President
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